UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) May 1, 2013

THE E.W. SCRIPPS COMPANY
(Exact name of registrant as specified in its charter)

Ohio	0-16914	31-1223339
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

312 Walnut Street Cincinnati, Ohio	45202
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (513) 977-3000
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

THE E.W. SCRIPPS COMPANY
INDEX TO CURRENT REPORT ON FORM 8-K

Item No.		Page

5.07	Submission of Matters to a Vote of Security Holders	3

Item 5.07	Submission of Matters to a Vote of Security Holders

The following table presents information on matters submitted to a vote of security holders at the May 1, 2013 Annual Meeting of Shareholders:

Description of Matters Submitted	In Favor	Authority Withheld
1. Election of Directors:
Class A Common Shares:
Roger L. Ogden	37,397,666	525,092
J. Marvin Quin	34,143,892	3,778,866
Kim Williams	36,954,185	968,573
Common Voting Shares:
Richard A. Boehne	11,932,722	—
Kelly P. Conlin	11,932,722	—
John W. Hayden	11,932,722	—
Anne M. La Dow	11,932,722	—
Mary McCabe Peirce	11,932,722	—
Paul K. Scripps	11,932,722	—
2. Advisory (non-binding) vote on executive compensation of named executive officers	11,932,722	—
3. To approve The E. W. Scripps Company Executive Annual Incentive Plan	11,932,722	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE E.W. SCRIPPS COMPANY

BY:	/s/ Douglas F. Lyons
Douglas F. Lyons
Vice President and Controller
(Principal Accounting Officer)
Dated: May 7, 2013

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